UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2023

AUDACY, INC.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-14461	23-1701044
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2400 Market Street, 4th Floor
Philadelphia, Pennsylvania	19103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 660-5610

(Former name or former address, changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, par value $.01 per share	AUD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 16, 2023, the New York Stock Exchange (the “NYSE”) publicly announced and notified Audacy, Inc. (the “Company”) that the NYSE elected to commence proceedings to delist the Company’s Class A Common Stock (the “common stock”) from the NYSE pursuant to Section 802.01D of the NYSE Listed Company Manual (“Section 802.01D”). Under Section 802.01D, the NYSE will consider commencing delisting procedures when a company’s listed securities experience an abnormally low selling price. The NYSE will apply to the Securities and Exchange Commission (the “SEC”) to delist the common stock pending completion of applicable procedures. While the NYSE pursues such procedures, trading in the Company’s common stock on the NYSE is suspended but the common stock will continue to be able to be traded over the counter.

The Company intends to appeal this determination by the NYSE by filing a written request within ten business days after receiving the notice. If the Company is successful in its appeal of the NYSE’s decision to commence delisting proceedings pursuant to Section 802.01D, the common stock may resume trading on the NYSE.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and involve certain risks and uncertainties, including the Company’s ability to successfully appeal the suspension and delisting of the common stock by the NYSE. Additional information and key risks applicable to these statements are described in the Company’s reports on Forms 8-K, 10-Q and 10-K and other filings the Company makes with the SEC. All of the forward-looking statements in this Current Report on Form 8-K are qualified by these cautionary statements, and actual results or developments may differ materially from those in these forward-looking statements. The Company assumes no obligation to publicly update or revise any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Audacy, Inc.

By:	/s/ Andrew P. Sutor, IV
Andrew P. Sutor, IV
Executive Vice President

Dated: May 17, 2023

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